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PROSPECTUS SUPPLEMENT DATED JULY 21, 2009

THE PURPOSE OF THIS MAILING IS TO PROVIDE YOU WITH CHANGES TO THE CURRENT PROSPECTUS FOR INSTITUTIONAL CLASS SHARES OF THE FUNDS LISTED BELOW:

AIM CAPITAL DEVELOPMENT FUND               AIM LARGE CAP BASIC VALUE FUND
AIM CHARTER FUND                           AIM LARGE CAP GROWTH FUND
AIM CONSTELLATION FUND                     AIM SUMMIT FUND
AIM DIVERSIFIED DIVIDEND FUND

The following information replaces in its entirety the information appearing in the third paragraph under the heading "INVESTMENT OBJECTIVES AND STRATEGIES -- AIM CHARTER FUND (CHARTER)" on page 1 of the prospectus:

"In selecting securities for the fund, the portfolio managers conduct fundamental research of companies to gain a thorough understanding of their business prospects, appreciation potential and ROIC. The process they use to identify potential investments for the fund includes three phases: financial analysis, business analysis and valuation analysis. Financial analysis evaluates a company's capital allocation, provides vital insight into historical and potential ROIC, which is a key indicator of business quality and the caliber of management. Business analysis allows the team to determine a company's competitive positioning by identifying key drivers of the company, understanding industry challenges and evaluating the sustainability of competitive advantages. Both the financial and business analyses serve as a basis to construct valuation models that help estimate a company's value. The portfolio managers use three primary valuation techniques: discounted cash flow, traditional valuation multiples and net asset value. At the conclusion of their research process, the portfolio managers will generally invest in a company when they have determined it potentially has high or improving ROIC, quality management, a strong competitive position and is trading at an attractive valuation. The portfolio managers consider selling a stock when it exceeds the target price, has not shown a demonstrable improvement in fundamentals or a more compelling investment opportunity exists. The fund may also invest up to 25% of its total assets in foreign securities."